UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam California Tax Exempt Income Fund

Semiannual report
3 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 11, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

2 California Tax Exempt Income Fund

Source: Putnam, as of 3/31/20. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.8% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

California Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett L. Hamilton, CFA, is also a Portfolio Manager of the fund.

Paul, how did municipal bond funds perform during the reporting period?

Municipal bonds posted positive performance for the first five months of the period, supported by stabilizing U.S. economic fundamentals and positive supply/demand technicals. However, in late February, fears about the spread of the coronavirus and its potential impact on global economic growth sparked a steep sell-off in equities and other high-risk assets. After experiencing their largest inflow year in 2019, municipal bond funds began to see outflows in March, particularly in the lowest tiers of the market. [Fund flows are a measure of investor demand for mutual funds.] The heavy selling led to one of the worst months of performance [–3.63%] for the asset class in decades, as measured by the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark]. The benchmark closed the reporting period with a return of 0.10%.

Credit spreads widened significantly, particularly among lower-quality, high-yield municipals led by airline/airport and tobacco bonds. As investors rushed to safety, even general obligation bonds of highly rated issuers, such as the State of California, sold off. The outflows

California Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 California Tax Exempt Income Fund

depressed prices, and yields rose. In turn, the municipal bond market saw a dislocation in the municipal and U.S. Treasury yield relationship, referred to as the Municipal/Treasury [M/T] ratio. The M/T ratio measures the yield on AAA-rated municipal bonds relative to the yield on U.S. Treasury bonds of similar maturities. The higher, or cheaper, the ratio, the more attractive municipal bonds are relative to U.S. Treasuries. Given the sell-off, municipal bonds were yielding more than 100% of Treasury yields. Historically, a ratio in excess of 100% is interpreted as a buy signal and suggests an attractive entry point for long-term investors.

With the health risks posed by the pandemic rising and economic and financial market conditions deteriorating, monetary and fiscal policy makers moved into action. The Federal Reserve lowered interest rates to near zero and increased its asset purchases to help ease tight credit markets. In an especially noteworthy move, the Fed announced on March 23 that it would start buying corporate and municipal debt. This allows cash-strapped states and cities to get loans to tide them over until the U.S. economy bounces back. On March 27, Congress finalized a $2.2 trillion relief package, the largest in history, to help hard-hit industries and to provide relief for families, small businesses, and hospitals and health-care systems.

How did the fund perform during the reporting period?

For the six months ended March 31, 2020, the fund underperformed the benchmark but outperformed the average return of its Lipper peer group, California Municipal Debt Funds.

Did your investment approach shift in response to the pandemic and economic uncertainty?

We did become more cautious in our fundamental outlook. At this point, while we don’t expect widespread defaults in the municipal market, some sectors could be hit harder than others. Small colleges, dorm financing, and weaker names in health care and transportation come to mind. As such, we have become select sellers of lower-rated bonds in sectors that we believe could encounter more challenging credit conditions and possibly see an uptick in defaults over the next 12 to 24 months. This includes certain project finance, retirement communities, and land development sectors. In addition, we trimmed bonds that we believe may be more susceptible to the economic challenges brought on by the pandemic. Finally, we are carrying 3% to 5% of assets in cash versus a 2% level that is typical of more stable times.

In our view, safe-harbor sectors include state and local general obligation bonds and utilities. We believe states and local governments are in a unique and flexible position with broad capabilities to raise revenue and reduce expenses. And, as I mentioned earlier, the Fed is providing states, and by extension localities, with emergency aid and helping to maintain liquidity across the municipal bond market. We believe that water, sewer, and electric utilities should also remain resilient during the crisis as they provide essential services, and most borrowers benefit from the ability to raise rates if needed. While we may see a moderate increase in payment delinquencies, we do not expect any of these sectors to encounter a significant spike in defaults.

At period-end, the fund held an overweight exposure to higher-quality bonds rated A-and BBB- and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the portfolio’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group. The fund’s yield curve positioning was focused on longer intermediate-term securities with maturities of 10 to 15 years. As part of this strategy, the fund held underweight

California Tax Exempt Income Fund 7

exposures to long maturity holdings compared with the benchmark.

What is your current assessment of the health of the municipal bond market?

We believe state and local governments can benefit from their unique flexibility during economic downturns. The majority of state and local governments have ample reserves in preparation for potential revenue declines, and those without strong reserve levels will have some flexibility to balance their budgets using one-time measures. In our view, most states and local governments would only see prolonged fiscal stress should economic activity fail to stabilize over the next 12 to 18 months.

Our exposure to state and local governments is limited to credits with diverse tax bases and the ability to enact broad revenue enhancements or expense cuts.

What is your outlook as the second half of the fund’s fiscal year begins?

With regard to the effects of the pandemic on the U.S. economy, it is too early to know the magnitude of the shock or how deep or long any recession will be. We’ll continue to work closely with our macroeconomic team and municipal credit research analysts to monitor the direction of U.S. economic activity and its potential impact on municipal credit fundamentals.

Against this backdrop, we believe our higher-in-credit-quality approach can continue to add both income and return opportunities for our shareholders.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (4/29/83)
Before sales charge	6.07%	54.57%	4.45%	15.16%	2.86%	11.21%	3.60%	3.13%	–1.54%
After sales charge	5.95	48.39	4.03	10.55	2.03	6.76	2.20	–1.00	–5.48
Class B (1/4/93)
Before CDSC	5.87	46.97	3.93	11.57	2.21	9.12	2.95	2.47	–1.86
After CDSC	5.87	46.97	3.93	9.65	1.86	6.14	2.01	–2.47	–6.64
Class C (7/26/99)
Before CDSC	5.83	42.98	3.64	10.77	2.07	8.69	2.82	2.31	–1.92
After CDSC	5.83	42.98	3.64	10.77	2.07	8.69	2.82	1.32	–2.88
Class R6 (5/22/18)
Net asset value	6.15	58.11	4.69	16.44	3.09	11.97	3.84	3.35	–1.41
Class Y (1/2/08)
Net asset value	6.15	58.00	4.68	16.36	3.08	11.89	3.82	3.21	–1.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00 sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

California Tax Exempt Income Fund 9

Comparative index returns For periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.45%	50.11%	4.15%	17.00%	3.19%	12.35%	3.96%	3.85%	0.10%
Lipper California
Municipal Debt Funds	6.11	54.70	4.43	15.22	2.86	10.60	3.41	2.47	–1.88
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/20, there were 134, 131, 116, 107, 87, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/20

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	6		6	6	6	6
Income[1]	$0.103370		$0.076882	$0.070537	$0.113317	$0.112275
Capital gains[2]	—		—	—	—	—
Long-term gains	0.077100		0.077100	0.077100	0.077100	0.077100
Short-term gains	0.056200		0.056200	0.056200	0.056200	0.056200
Total	$0.236670		$0.210182	$0.203837	$0.246617	$0.245575
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
9/30/19	$8.33	$8.68	$8.32	$8.38	$8.36	$8.35
3/31/20	7.97	8.30	7.96	8.02	8.00	7.99
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.62%	2.52%	1.96%	1.71%	2.84%	2.83%
Taxable equivalent[4]	5.71	5.49	4.27	3.73	6.19	6.17
Current 30-day
SEC yield[5]	N/A	1.70	1.14	0.98	1.99	1.98
Taxable equivalent[4]	N/A	3.70	2.48	2.14	4.34	4.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/19	0.76%*	1.36%	1.51%	0.51%	0.51%
Annualized expense ratio for the six-month
period ended 3/31/20	0.73%	1.37%	1.52%	0.52%	0.52%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Distribution and service (12b-1) fees have been restated to reflect current fees effective July 1, 2020.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/19 to 3/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.62	$6.79	$7.53	$2.58	$2.58
Ending value (after expenses)	$984.60	$981.40	$980.80	$985.90	$985.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/20, use the following calculation method. To find the value of your investment on 10/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$3.69	$6.91	$7.67	$2.63	$2.63
Ending value (after expenses)	$1,021.35	$1,018.15	$1,017.40	$1,022.40	$1,022.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 California Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in California, and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

California Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 California Tax Exempt Income Fund

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

California Tax Exempt Income Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 California Tax Exempt Income Fund

The fund’s portfolio 3/31/20 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corporation
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are floating-
COP Certificates of Participation	rate securities with long-term maturities that carry
FCS Farm Credit System	coupons that reset and are payable upon demand
FGIC Financial Guaranty Insurance Company	either daily, weekly or monthly. The rate shown is the
FHL Banks Coll. Federal Home Loan Banks	current interest rate at the close of the reporting
System Collateralized	period. Rates are set by remarketing agents and may
FNMA Coll. Federal National Mortgage	take into consideration market supply and demand,
Association Collateralized	credit quality and the current SIFMA Municipal Swap
FRB Floating Rate Bonds: the rate shown is the current	Index rate, which was 4.71% as of the close of the
interest rate at the close of the reporting period. Rates	reporting period.
may be subject to a cap or floor. For certain securities,
the rate may represent a fixed rate currently in place
at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (100.5%)*	Rating**	Principal amount	Value
Alaska (1.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
5.00%, 10/1/33	A+/F	$1,500,000	$1,839,945
4.00%, 10/1/38	A+/F	4,270,000	4,770,316
4.00%, 10/1/36	A+/F	2,455,000	2,762,121
4.00%, 10/1/34	A+/F	2,110,000	2,391,073
			11,763,455
California (98.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.)
6.125%, 7/1/41	A–/F	2,045,000	2,100,849
Ser. A, 5.00%, 7/1/42	A–/F	700,000	732,032
ABAG Fin. Auth. for Nonprofit Corps. Special Tax
Bonds, (Windemere Ranch Infrastructure Fin.
Program), Ser. A, AGM
5.00%, 9/2/34	AA	415,000	509,147
5.00%, 9/2/33	AA	740,000	911,021
5.00%, 9/2/32	AA	350,000	431,869
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,088,970
5.00%, 4/1/32	AA–	3,000,000	3,300,060
Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. B,
AGM, 5.00%, 10/1/37	AA	450,000	525,240
Albany, Unified School Dist. G.O. Bonds, (Election
2016), Ser. B
5.00%, 8/1/43	Aa3	2,000,000	2,347,760
4.00%, 8/1/46	Aa3	1,750,000	1,920,818

California Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
Anaheim, Hsg. & Pub. Impt. Auth. Rev. Bonds
Ser. A, 5.00%, 10/1/50	AA–	$1,400,000	$1,621,018
Ser. C, 5.00%, 10/1/45	AA–	2,730,000	3,171,823
Anaheim, Pub. Fin. Auth. Rev. Bonds, Ser. C, AGM,
zero %, 9/1/31	AA	5,000,000	3,946,450
Bay Area Toll Auth. Rev. Bonds, (San Francisco Bay
Area Sub. Toll Bridge), Ser. S-7, 4.00%, 4/1/38	AA–	9,850,000	10,870,657
Bay Area Toll Auth. VRDN (San Francisco Bay Area),
Ser. C, 4.10%, 4/1/53	VMIG 1	4,210,000	4,210,000
Bay Area Toll Auth. of CA Rev. Bonds, Ser. S-6, 5.00%,
10/1/54 (Prerefunded 10/1/24)	AA–	8,650,000	10,105,536
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth.
Syst./West), Ser. A, 4.00%, 3/1/33	A	4,575,000	4,738,739
CA Hsg. Fin. Agcy. Rev. Bonds, Ser. 2, Class A,
4.00%, 3/20/33	BBB+	3,000,000	3,187,800
CA Muni. Fin. Auth. Rev. Bonds
(Channing House), Ser. B, 5.00%, 5/15/47	AA–	6,530,000	7,647,610
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	329,370
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A3	3,400,000	3,798,956
(Channing House), Ser. B, 5.00%, 5/15/37	AA–	250,000	296,580
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A3	1,000,000	1,124,420
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A3	1,800,000	2,028,420
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/32	A–/F	425,000	509,571
(Channing House), Ser. B, 5.00%, 5/15/32	AA–	150,000	179,016
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/31	A–/F	750,000	896,940
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/30	A–/F	250,000	297,390
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 0.60%, 8/1/52	VMIG 1	4,815,000	4,815,000
CA School Fac. Fin. Auth. Rev. Bonds
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/54	BBB	2,150,000	2,305,295
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/49	BBB	1,000,000	1,080,810
(Kipp SoCal Pub. Schools), Ser. A, 5.00%, 7/1/39	BBB	1,000,000	1,096,950
(Alliance College-Ready Pub. Schools), Ser. C,
5.00%, 7/1/31	BBB	1,425,000	1,526,531
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Granada Hills Charter High School), 5.00%, 7/1/54	BBB–	4,220,000	4,393,020
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/51	BBB	1,570,000	1,629,644
(Granada Hills Charter High School), 5.00%, 7/1/49	BBB–	1,900,000	1,986,089
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/48	BBB–	5,250,000	5,419,680
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/45	BBB–	1,500,000	1,536,135
(Granada Hills Charter High School), 5.00%, 7/1/43	BBB–	1,750,000	1,838,638
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/38	BBB–	1,000,000	1,047,500
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/36	BBB	1,250,000	1,316,888
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/31	BBB	1,830,000	1,945,272

18 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB	$1,060,000	$1,123,271
CA State G.O. Bonds
AGM, 5.25%, 8/1/32	Aa2	2,300,000	3,139,040
4.00%, 3/1/46	Aa2	3,000,000	3,451,110
VRDN Ser. B1, 0.47%, 5/1/34	VMIG 1	3,000,000	3,000,000
CA State VRDN
Ser. A-2, 0.80%, 5/1/33	VMIG 1	7,430,000	7,430,000
Ser. A-3, 0.65%, 5/1/33	VMIG 1	1,535,000	1,535,000
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools)
5.00%, 6/1/53	Baa3	2,350,000	2,473,493
5.00%, 6/1/47	Baa3	1,000,000	1,059,000
CA State Cmnty. College Fin. Auth. Rev. Bonds,
(Orange Coast College Hsg.)
5.25%, 5/1/43	BBB–	500,000	541,830
5.00%, 5/1/37	BBB–	1,000,000	1,083,970
5.00%, 5/1/34	BBB–	800,000	874,320
5.00%, 5/1/33	BBB–	600,000	657,564
5.00%, 5/1/31	BBB–	825,000	909,447
CA State Dept. of Veterans Affairs Home Purchase
Rev. Bonds, Ser. A, 4.00%, 12/1/49	AA	4,375,000	4,735,588
CA State Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,088,798
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,269,175
(Pepperdine U.), 5.00%, 10/1/49	Aa3	2,000,000	2,311,320
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	488,750
(Pepperdine U.), 5.00%, 9/1/45	Aa3	1,000,000	1,147,990
(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,844,800
(Pepperdine U.), 5.00%, 10/1/41	Aa3	1,500,000	1,746,315
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	690,617
(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	469,952
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	554,705
(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,084,880
(Chapman U.), Ser. B, 4.00%, 4/1/47	A2	4,940,000	5,104,403
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	300,547
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(City of Hope Oblig. Group), 5.00%, 11/15/49	A1	5,000,000	5,652,250
(Sutter Hlth.), Ser. A, 5.00%, 11/15/46	Aa3	11,685,000	13,203,583
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/43	Baa2	6,155,000	7,337,376
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/42	BBB+	4,000,000	4,727,440
(Sutter Hlth.), Ser. A, 5.00%, 11/15/41	Aa3	5,500,000	6,255,095
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/37	Baa2	1,845,000	2,223,797
(City of Hope Oblig. Group), 4.00%, 11/15/45	A1	11,000,000	12,487,970
(Sutter Hlth. Oblig. Group), Ser. B, 4.00%, 11/15/38	Aa3	3,000,000	3,287,520
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,120,660

California Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/20) (Colburn School
(The)), 1.75%, 8/1/55	A+	$4,600,000	$4,648,944
Mandatory Put Bonds (8/1/21) (CA Academy
of Sciences), Ser. D, 1.043%, 8/1/47	A2	7,300,000	7,306,862
CA State Infrastructure & Econ. Dev. Bank Rev.
Bonds, (Equitable School Revolving Fund), Ser. B,
5.00%, 11/1/39	A	600,000	730,560
CA State Muni. Fin. Auth Mobile Home
Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	BBB	600,000	683,046
(Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB+	1,000,000	1,096,330
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	BBB	685,000	782,249
CA State Muni. Fin. Auth. Rev. Bonds
(Town & Country Manor of the Christian &
Missionary Alliance), 5.00%, 7/1/49	AA–	2,650,000	3,231,119
(UCR North Dist. Phase 1 Student Hsg.),
5.00%, 5/15/49	AA	3,000,000	3,194,280
(LAX Integrated Express Solutions, LLC), Ser. A,
5.00%, 12/31/47	BBB–/F	5,000,000	5,301,350
(HumanGood CA Oblig. Group), Ser. A,
5.00%, 10/1/44	A–/F	5,000,000	5,234,050
(LINXS PPM), 5.00%, 12/31/43	BBB–/F	5,000,000	5,336,900
(Dundee Glasgow Student Hsg.), 5.00%, 5/15/43	Baa3	1,250,000	1,335,825
(Orange Cnty. Civic Ctr.), 5.00%, 6/1/42	AA	5,000,000	5,963,700
(Master’s U. (The)), 5.00%, 8/1/39	BB+	3,390,000	3,440,274
(Town & Country Manor of the Christian &
Missionary Alliance), 5.00%, 7/1/39	AA–	1,995,000	2,482,897
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/35	BBB–/F	1,000,000	1,089,260
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/34	BBB–/F	1,200,000	1,312,260
(Master’s U. (The)), 5.00%, 8/1/34	BB+	1,385,000	1,428,683
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/33	BBB–/F	1,000,000	1,097,050
(West Village Student Hsg.), BAM, 4.00%, 5/15/48	AA	5,000,000	4,808,050
(HumanGood CA Oblig. Group), Ser. A,
4.00%, 10/1/44	A–/F	2,500,000	2,435,150
(HumanGood CA Oblig. Group), Ser. A,
4.00%, 10/1/39	A–/F	2,150,000	2,150,000
(HumanGood CA Oblig. Group), Ser. A,
4.00%, 10/1/38	A–/F	3,790,000	3,800,764
(HumanGood CA Oblig. Group), Ser. A,
4.00%, 10/1/37	A–/F	2,820,000	2,834,438
(United Airlines, Inc.), 4.00%, 7/15/29	BB–	5,000,000	5,030,650
CA State Muni. Fin. Auth. Charter School Lease
144A Rev. Bonds, (Bella Mente Montessori
Academy), Ser. A
5.00%, 6/1/48	Ba1	2,300,000	2,300,598
5.00%, 6/1/38	Ba1	1,680,000	1,706,897
5.00%, 6/1/28	Ba1	430,000	449,608

20 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Muni. Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (2/3/25), (Waste
Management, Inc.), Ser. A, 1.30%, 2/1/39	A–	$1,600,000	$1,509,536
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,526,145
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	14,250,000	14,046,510
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,544,413
CA State Poll. Control Fin. Auth. Solid Waste
Disp. Mandatory Put Bonds (5/1/24), (Waste
Management, Inc.), Ser. A
2.50%, 11/1/38	A–	2,500,000	2,499,975
2.50%, 7/1/31	A–	1,125,000	1,124,989
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,048,760
CA State Poll. Control Fin. Auth. Wtr. Furnishing
144A Rev. Bonds, (San Diego Cnty. Wtr. Auth.
Desalination), 5.00%, 11/21/45	Baa3	4,390,000	4,327,311
CA State Statewide Communities Dev. Auth. Hosp.
Rev. Bonds, (Methodist Hosp. of Southern CA)
5.00%, 1/1/48	BBB+	2,000,000	2,333,380
5.00%, 1/1/43	BBB+	7,195,000	8,460,601
CA State Tobacco Securitization Agcy. Rev. Bonds,
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,082,250
CA State U. Rev. Bonds
(Systemwide), Ser. A, 5.00%, 11/1/41	Aa2	16,610,000	19,504,459
Ser. A, 5.00%, 11/1/37	Aa2	10,290,000	12,018,926
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,025,000
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	1,300,000	1,328,574
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A–	2,000,000	2,337,260
(American Baptist Homes of the West),
5.00%, 10/1/45	A–/F	2,550,000	2,783,555
AGM, 5.00%, 11/15/44	AA	5,195,000	5,774,762
(American Baptist Homes of the West),
5.00%, 10/1/43	A–/F	1,190,000	1,244,181
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,436,095
(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	407,208
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,216,345
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,860,418
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	637,698
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A–	310,000	376,046
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	A–/F	1,690,000	1,760,304
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/47	AA–	2,000,000	2,228,060
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A–	1,625,000	1,741,675
(Marin Gen. Hosp.), Ser. A, 4.00%, 8/1/45	A–	2,500,000	2,669,825
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/43	AA–	1,000,000	1,122,040

California Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/39	AA–	$875,000	$988,321
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/38	AA–	800,000	905,368
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/37	AA–	620,000	704,103
(Viamonte Senior Living 1, Inc.), Ser. B,
3.00%, 7/1/25	AA–	4,600,000	4,636,294
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	125,000	124,393
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/51	BB/P	1,440,000	1,449,374
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,573,866
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/39	BB/P	475,000	485,835
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/34	BB/P	375,000	390,360
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	758,952
(Lancer Edl. Student Hsg.), Ser. A, 3.00%, 6/1/29	BB/P	750,000	688,560
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa1	910,000	910,200
Campbell, Union High School Dist. G.O. Bonds,
(Election 2016), Ser. B, 4.00%, 8/1/37	AAA	2,410,000	2,694,115
Carson, Pub. Fin. Auth. Reassessment Rev. Bonds,
5.00%, 9/2/28	BB/P	1,650,000	1,967,427
Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,584,400
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	619,331
zero %, 8/1/39	AA	1,075,000	542,219
zero %, 8/1/38	AA	1,000,000	527,070
zero %, 8/1/36	AA	545,000	313,299
zero %, 8/1/34	AA	715,000	448,999
zero %, 8/1/33	AA	250,000	163,668
Chula Vista, Indl. Dev. Rev. Bonds, (San Diego Gas)
Ser. C, 5.875%, 2/15/34	A2	2,600,000	2,609,568
Ser. D, 5.875%, 1/1/34	A2	5,000,000	5,018,400
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	AA–	740,000	834,409
5.50%, 9/1/29	AA–	2,165,000	2,444,502
Cloverdale Unified School Dist. G.O. Bonds, Ser. B,
4.00%, 8/1/49	Aa3	5,000,000	5,505,700
Commerce, Redev. Agcy. Tax Alloc. Bonds, (Redev.
Area 1), U.S. Govt. Coll., zero %, 8/1/21 (Escrowed
to maturity)	AAA/P	5,130,000	4,858,674
Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	AA–	585,000	651,503
Ser. A, 5.00%, 9/1/32	AA–	1,125,000	1,254,476
(Sr. Lien), Ser. A, 5.00%, 9/1/28	AA–	275,000	306,845
Coronado, Cmnty. Dev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, 5.00%, 9/1/33	AA	13,695,000	16,089,571

22 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	$1,000,000	$1,178,270
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA+	2,740,000	3,195,361
El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34	Aa3	1,500,000	1,680,435
Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 9/1/34	AA	500,000	574,795
Fairfield Cmnty., Fac. Dist. Special Tax Bonds, (Impt.
Area B), Ser. A
5.00%, 9/1/49	BB/P	1,600,000	1,780,064
5.00%, 9/1/44	BB/P	1,000,000	1,117,710
5.00%, 9/1/39	BB/P	500,000	567,390
Fairfield-Suisun, Unified School Dist. G.O. Bonds,
(Election 2016)
4.00%, 8/1/34	Aa2	3,290,000	3,707,863
4.00%, 8/1/33	Aa2	3,015,000	3,417,894
Federal Home Loan Mortgage Corp. Rev. Bonds,
Ser. M-054, Class A, 2.35%, 12/15/35	AA+	1,000,000	1,108,070
Folsom Cordova, Unified School Dist. G.O. Bonds,
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,371,507
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53 (Prerefunded 1/15/24)	A–	8,000,000	9,449,600
Franklin-McKinley, School Dist. G.O. Bonds,
(Election 2016), Ser. B, 5.00%, 8/1/44	Aa3	2,825,000	3,310,731
Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax Bonds,
(Amerige Heights), 5.00%, 9/1/32	A+	1,000,000	1,087,200
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.00%, 6/1/47	BB/P	11,000,000	10,585,410
Ser. A, 5.00%, 6/1/45	Aa3	16,575,000	18,595,824
Ser. A, 5.00%, 6/1/40	Aa3	23,940,000	27,029,218
Ser. A, 5.00%, 6/1/35	Aa3	1,065,000	1,212,353
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/35	BB+	2,500,000	2,867,375
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/34	BBB–	2,500,000	2,881,075
Ser. A, 5.00%, 6/1/33	Aa3	4,355,000	4,978,375
Ser. A-1, 5.00%, 6/1/31	BBB	5,000,000	5,838,850
Ser. A-1, 5.00%, 6/1/27	BBB	2,000,000	2,345,640
Ser. A-1, 5.00%, 6/1/26	BBB	1,100,000	1,270,192
Ser. A, AMBAC, zero %, 6/1/24	Aa3	12,000,000	11,128,200
Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds, (Election 2012), Ser. B, 4.00%, 8/1/47	Aa2	3,500,000	3,866,380
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,815,835
zero %, 8/1/36	Aa2	4,750,000	2,595,448
zero %, 8/1/35	Aa2	1,000,000	575,560
Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	1,995,000	2,242,599
Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.25%, 1/15/35	BBB+	2,975,734	3,195,521

California Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds, (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	$250,000	$298,080
5.00%, 5/1/34	AA	500,000	603,660
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,525,752
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,077,330
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,588,750
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Ltd. Oblig. Assmt. Dist. No. 13-1), 5.00%, 9/2/29	A+	705,000	784,912
(Dist No. 12-1), 5.00%, 9/2/23	A+	1,000,000	1,089,310
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	200,000	221,150
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,095,450
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	444,300
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,110,750
BAM, 5.00%, 9/1/38	AA	2,500,000	2,849,600
(Cmnty. Fac. Dist. No. 09-1), Ser. A, BAM,
4.00%, 9/1/49	AA	2,000,000	2,166,200
(Cmnty. Fac. Dist. No. 09-1), Ser. A, BAM,
4.00%, 9/1/44	AA	1,000,000	1,091,780
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A+	600,000	690,036
5.00%, 9/1/32	A+	2,475,000	2,850,977
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,701,375
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	651,897
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,196,030
5.00%, 9/1/31	BB+/P	1,045,000	1,136,009
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,005,270
Long Beach, Bond Fin. Auth. Rev. Bonds, (Natural
Gas Purchase), Ser. A, 5.50%, 11/15/28	A2	5,000,000	6,085,050
Long Beach, Cmnty. College Dist. G.O. Bonds, (2008
Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	1,074,240
zero %, 8/1/33	Aa2	625,000	462,613
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,263,160
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,684,300
Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	531,180
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	AA+	1,000,000	1,143,400
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	AA+	3,000,000	3,498,390
Los Angeles, Cmnty. College Dist. G.O. Bonds, Ser. G,
4.00%, 8/1/34	Aaa	2,610,000	2,859,177

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds, (Playa Vista Phase 1)
5.00%, 9/1/31	A+	$1,480,000	$1,697,989
5.00%, 9/1/30	A+	1,480,000	1,698,670
Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/40	Aa2	3,500,000	4,338,145
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/39	Aa2	2,000,000	2,481,620
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/38	Aa2	2,000,000	2,487,500
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/37	Aa2	2,000,000	2,497,640
(Los Angeles Intl. Arpt.), Ser. A, 4.00%, 5/15/34	Aa3	1,155,000	1,247,065
(Los Angeles Intl. Arpt.), Ser. F, 5.00%, 5/15/44 T	Aa3	10,000,000	11,518,462
(Los Angeles Intl. Arpt.), Ser. F, 4.00%, 5/15/49 T	Aa3	8,000,000	8,927,648
Los Angeles, Dept. of Wtr. & Pwr. Syst. Rev. Bonds,
Ser. D, 5.00%, 7/1/44	Aa2	9,000,000	11,059,290
Los Angeles, Harbor Dept. Rev. Bonds, (Green
Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,417,778
Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds,
(Real Property), Ser. B, 4.00%, 11/1/33	AA–	3,480,000	3,923,143
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	6,000,000	8,405,880
Ser. A, 6.125%, 11/1/29	BBB+	1,035,000	1,249,856
Ser. B, 6.125%, 11/1/29	BBB+	2,590,000	3,128,875
Merced, City School Dist. G.O. Bonds, (Election
2014), 5.00%, 8/1/45	Aa3	3,500,000	4,007,115
Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44	AA	8,655,000	2,874,672
zero %, 8/1/39	AA	5,005,000	2,185,784
Metro. Wtr. Dist. of Southern CA Rev. Bonds, Ser. A,
5.00%, 10/1/49	AAA	12,700,000	15,791,307
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,260,589
Mountain View, Shoreline Regl. Pk. Cmnty. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 8/1/43	AA	5,615,000	6,788,760
Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,539,840
Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	A	1,000,000	1,071,580
Napa Valley, Cmnty. College Dist. G.O. Bonds
stepped-coupon zero % (4.00%, 2/1/21), 8/1/34 ††	Aa2	1,500,000	1,609,665
stepped-coupon zero % (4.00%, 2/1/21), 8/1/33 ††	Aa2	2,500,000	2,691,950
Norco, Special Tax Bonds, (Norco Ridge Ranch), BAM
5.00%, 9/1/33	AA	660,000	804,778
5.00%, 9/1/30	AA	2,190,000	2,706,577
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,663,575
Northern CA Energy Auth. Commodity Supply
Mandatory Put Bonds (7/1/24), Ser. A, 4.00%, 7/1/49	A3	10,000,000	10,380,400
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
Ser. A, 5.00%, 8/1/40	A1	4,000,000	4,594,800
Ser. C, 5.00%, 8/1/38	A1	3,235,000	3,822,411

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
Ser. C, 5.00%, 8/1/37	A1	$8,520,000	$10,109,406
Ser. A, 5.00%, 8/1/35	A1	1,000,000	1,158,560
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds,
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	A+	1,750,000	1,862,963
5.00%, 8/15/32	A+	1,000,000	1,065,760
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds, NATL,
5.25%, 9/1/30	AA–	1,295,000	1,590,079
Poway, Unified School Dist. G.O. Bonds, (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	9,606,640
Pub. Fin. Auth. Rev. Bonds, (Sharp Healthcare),
Ser. A, 4.00%, 8/1/47	AA	10,000,000	11,162,800
Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,317,700
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	459,536
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	A	1,395,000	1,469,563
Redwood City, Redev. Agcy., Tax Alloc. Bonds,
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A	3,230,000	3,124,896
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,284,360
Ripon, Redev. Agcy. Tax Alloc. Bonds, (Cmnty.
Redev.), NATL, 4.75%, 11/1/36	Baa2	1,350,000	1,351,958
Riverside Cnty., Pub. Fin. Auth. Tax Allocation
Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,362,075
Riverside Cnty., Redev. Successor Agcy. Tax Alloc.
Bonds, (Hsg.), Ser. B
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/41 ††	A	1,990,000	2,195,288
stepped-coupon zero % (5.000%, 10/1/21),
10/1/37 ††	A	1,010,000	1,124,564
stepped-coupon zero % (5.000%, 10/1/21),
10/1/32 ††	AA	290,000	327,871
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/29 ††	AA	775,000	883,477
stepped-coupon zero % (5.000%, 10/1/21),
10/1/28 ††	AA	235,000	268,577
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/26 ††	AA	500,000	574,775
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/24 ††	AA	445,000	483,653
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	A	750,000	807,323
Rocklin, Special Tax, (Cmnty. Fac. Dist. No. 10)
5.00%, 9/1/40	BB+/P	500,000	542,075
5.00%, 9/1/39	BB+/P	500,000	543,860
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,827,950
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds,
(Rohnert Redev.), NATL, zero %, 8/1/25	A+	1,340,000	1,223,661

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
Romoland, School Dist. Special Tax Bonds, (Cmnty.
Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	$1,000,000	$1,110,320
Roseville, Special Tax
5.00%, 9/1/49	BB/P	1,000,000	1,107,600
5.00%, 9/1/45	BB/P	400,000	441,148
5.00%, 9/1/39	BB/P	465,000	523,079
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	1,250,000	1,370,000
5.00%, 9/1/33	BBB–/P	1,000,000	1,106,440
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/23	A	10,000,000	9,212,700
Salinas, Union High School Dist. G.O. Bonds, Ser. B
4.00%, 8/1/49 ##	A+	3,600,000	3,993,300
4.00%, 8/1/45 ##	A+	5,000,000	5,578,450
San Bernardino Cnty., FRB, Ser. C, 1.811%, 8/1/23	AA+	10,000,000	9,895,700
San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,692,000
San Diego Assn. of Govt. Capital Grant Receipts
Rev. Bonds, (Mid Coast Corridor Transit), Ser. B,
1.80%, 11/15/27	A–	3,000,000	3,016,740
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	975,000	1,033,305
San Diego Cnty., Special Tax Bonds
(Harmony Grove Village-Impt. Area No. 1), Ser. A,
4.00%, 9/1/50	BB/P	875,000	888,283
(Harmony Grove Village-Impt. Area No. 2), Ser. A,
4.00%, 9/1/50	BB/P	1,100,000	1,121,065
(Harmony Grove Village-Impt. Area No. 1), Ser. A,
4.00%, 9/1/45	BB/P	550,000	563,514
(Harmony Grove Village-Impt. Area No. 2), Ser. A,
4.00%, 9/1/45	BB/P	1,000,000	1,031,000
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
4.00%, 7/1/44	A	1,000,000	1,068,050
San Diego, Assn. of Govt. South Bay Expressway Toll
Rev. Bonds, Ser. A, 5.00%, 7/1/42	A	3,000,000	3,557,520
San Diego, Cmnty College Dist. G.O. Bonds,
4.00%, 8/1/41	Aaa	2,345,000	2,579,008
San Diego, Pub. Fac. Fin. Auth. Wtr. Rev. Bonds,
Ser. B, FCS, FHL Banks Coll., FNMA Coll., U.S. Govt.
Coll., 5.00%, 8/1/41	Aa3	3,475,000	4,165,934
San Diego, Tobacco Settlement Funding Corp. Rev.
Bonds, Ser. C, 4.00%, 6/1/32	BBB	905,000	853,008
San Diego, Unified School Dist. G.O. Bonds, Ser. K-2
zero %, 7/1/35	Aa2	1,025,000	648,190
zero %, 7/1/33	Aa2	1,645,000	1,140,034
zero %, 7/1/32	Aa2	1,955,000	1,418,040
San Francisco, City & Cnty. G.O. Bonds, Ser. A
4.00%, 6/15/36	Aaa	5,155,000	5,708,853
4.00%, 6/15/33	Aaa	3,550,000	3,935,424

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco, City & Cnty. Rev. Bonds, (Pub. Util.
Comm.), 4.00%, 11/1/39	Aa2	$5,000,000	$5,502,550
San Francisco, City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/47	A1	3,000,000	3,449,190
Ser. F, 5.00%, 5/1/40	A1	4,740,000	4,752,419
Ser. F, 5.00%, 5/1/40 (Prerefunded 5/1/20)	AA+/P	10,000	10,032
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/39	A1	1,510,000	1,761,249
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/38	A1	1,500,000	1,754,415
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/35	A1	1,475,000	1,743,509
Ser. E, 4.00%, 5/1/50	A1	10,000,000	10,550,800
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt.
VRDN Rev. Bonds, Ser. B, 4.75%, 5/1/58	VMIG 1	8,505,000	8,505,000
San Francisco, City & Cnty. Pub. Util. Comm. Waste
Wtr. Mandatory Put Bonds (10/1/23), (Green Bonds),
Ser. C, 2.125%, 10/1/48	AA	3,000,000	3,058,230
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,196,920
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds, (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,970,290
San Jacinto, Unified School Dist. Fin. Auth.
Special Tax
5.00%, 9/1/49	BB/P	2,650,000	2,946,535
5.00%, 9/1/44	BB/P	1,800,000	1,999,314
5.00%, 9/1/36	BB/P	600,000	679,542
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	A–	7,125,000	7,689,585
Santa Ana, Gas Tax Rev. Bonds
5.00%, 1/1/37	AA–	500,000	627,095
4.00%, 1/1/40	AA–	1,670,000	1,897,354
4.00%, 1/1/39	AA–	1,710,000	1,967,184
4.00%, 1/1/38	AA–	1,500,000	1,730,520
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A
5.25%, 9/1/27	A	3,235,000	3,416,548
5.10%, 9/1/30	A	470,000	495,530
Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM
5.00%, 8/1/32	AA	2,000,000	2,399,000
5.00%, 8/1/31	AA	2,410,000	2,898,820
School Fin. Fac. Auth. 144A Rev. Bonds, (Kipp
LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,584,615
South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	AA	1,000,000	1,065,620
5.00%, 8/15/30	AA	1,130,000	1,206,987
South Western Cmnty. College Dist. G.O. Bonds,
(Election 2008), Ser. D
5.00%, 8/1/44	Aa2	4,000,000	4,601,360
zero %, 8/1/37	Aa2	3,100,000	1,527,742

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
California cont.
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	$2,850,000	$3,175,442
Ser. A, 5.00%, 7/1/40	Aa3	6,860,000	6,913,851
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds, (Delta Wtr.
Supply), Ser. A
6.25%, 10/1/40 (Prerefunded 10/1/23)	A	1,250,000	1,471,213
6.25%, 10/1/38 (Prerefunded 10/1/23)	A	2,235,000	2,630,528
6.125%, 10/1/35 (Prerefunded 10/1/23)	A	750,000	879,518
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,211,940
5.00%, 2/1/35	A	2,410,000	2,930,054
5.00%, 2/1/34	A	2,295,000	2,795,379
5.00%, 2/1/31	A	1,325,000	1,632,095
Stockton, Unified School Dist. G.O. Bonds, (Election
2012), Ser. A
5.00%, 8/1/42	AA	3,000,000	3,359,100
AGM, 5.00%, 8/1/38	AA	1,000,000	1,124,110
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	1,195,000	1,198,513
Sweetwater, G.O. Bonds, (Union High School Dist.),
5.00%, 8/1/35	A3	2,330,000	2,707,507
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Ser. A, Class 1, 5.00%, 6/1/48	BBB+	2,000,000	2,103,180
Ser. B-1, Class 2, 5.00%, 6/1/48	BBB–	14,250,000	14,512,628
Ser. A, Class 1, 5.00%, 6/1/38	A–	725,000	849,287
Ser. A, Class 1, 5.00%, 6/1/37	A–	1,000,000	1,179,620
Turlock, Irrigation Dist. Rev. Bonds
5.00%, 1/1/39 ###	AA–	2,425,000	3,049,777
5.00%, 1/1/38 ###	AA–	2,325,000	2,896,880
5.00%, 1/1/37 ###	AA–	4,550,000	5,690,731
Tustin Cmnty., Fac. Dist. Special Tax Bonds,
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	A–	2,100,000	2,430,834
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40	AA	2,000,000	2,216,780
U. of CA Rev. Bonds, Ser. AZ, 5.25%, 5/15/58	Aa2	9,110,000	11,125,952
U. of CA VRDN Rev. Bonds, Ser. AL-4, 0.40%, 5/15/48	VMIG 1	5,900,000	5,900,000
U. of CA Regents Med. Ctr. Rev. Bonds, Ser. L,
5.00%, 5/15/47	Aa3	10,000,000	11,330,200
Vernon, Elec. Syst. Rev. Bonds, Ser. A
5.00%, 8/1/37	BBB+	795,000	933,370
5.00%, 8/1/35	BBB+	1,440,000	1,702,152
5.00%, 8/1/34	BBB+	1,060,000	1,257,817
5.00%, 8/1/33	BBB+	960,000	1,143,120
5.00%, 8/1/32	BBB+	1,000,000	1,194,070
5.00%, 8/1/31	BBB+	770,000	921,913
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	A	2,350,000	2,469,051
			1,117,051,866

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (100.5%)* cont.	Rating**	Principal amount	Value
Guam (0.5%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	$980,000	$986,527
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	2,450,000	2,476,877
Territory of GU, Port Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/48	A	1,500,000	1,454,160
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,031,570
			5,949,134
Illinois (0.2%)
IL State G.O. Bonds, 5.00%, 1/1/41	Baa3	1,770,000	1,783,063
			1,783,063
Kentucky (0.7%)
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (6/1/26), Ser. A, 4.00%, 12/1/50	A1	8,000,000	8,000,160
			8,000,160
Total municipal bonds and notes (cost $1,108,994,204)			$1,144,547,678

	Principal amount/
SHORT-TERM INVESTMENTS (0.8%)*		shares	Value
Putnam Short Term Investment Fund 0.92% L	Shares	806,197	$806,197
U.S. Treasury Bills 1.572%, 5/7/20 ∆		$475,000	474,970
U.S. Treasury Bills 1.546%, 7/16/20 ∆		773,000	772,821
U.S. Treasury Bills 1.144%, 6/11/20 ∆		868,000	867,843
U.S. Treasury Bills 0.502%, 5/5/20 ∆		338,000	337,980
U.S. Treasury Bills 0.294%, 4/28/20 ∆		1,995,000	1,994,947
U.S. Treasury Bills 0.005%, 9/10/20 ∆		507,000	506,740
U.S. Treasury Bills zero %, 8/20/20 ∆		919,000	918,685
U.S. Treasury Bills 1.551%, 5/14/20		136,000	135,987
U.S. Treasury Bills 0.407%, 4/14/20		59,000	58,998
U.S. Treasury Bills 0.310%, 7/23/20		1,027,000	1,026,738
U.S. Treasury Bills 0.015%, 9/3/20		259,000	258,892
U.S. Treasury Bills 0.011%, 8/6/20		760,000	759,771
U.S. Treasury Bills zero %, 8/13/20		88,000	87,975
Total short-term investments (cost $9,002,231)			$9,008,544

TOTAL INVESTMENTS
Total investments (cost $1,117,996,435)		$1,153,556,222

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,138,736,265.

30 California Tax Exempt Income Fund

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $3,918,573 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

L See Note 5 to the financial statements regarding investments in Putnam Short Term Investment Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $54,304,994 to cover certain derivative contracts, tender option bonds, and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 4.71%, 0.99% and 1.45%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	14.8%
Local debt	14.3
Education	11.8
Transportation	11.2
Land	11.0
Utilities	10.2

California Tax Exempt Income Fund 31

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$24,840,000	$1,685,618 E	$—	10/18/31	1.404% —	SIFMA Municipal	$(1,685,618)
				Quarterly	Swap index —
					Quarterly
46,000,000	1,445,550 E	—	10/18/26	SIFMA Municipal	1.182% — Quarterly	1,445,550
				Swap index —
				Quarterly
88,000,000	2,661,560 E	—	10/20/26	SIFMA Municipal	1.159% — Quarterly	2,661,560
				Swap index —
				Quarterly
25,900,000	3,611,133 E	—	10/21/41	1.559% —	SIFMA Municipal	(3,611,133)
				Quarterly	Swap index —
					Quarterly
Upfront premium received		—		Unrealized appreciation		4,107,110
Upfront premium (paid)		—		Unrealized (depreciation)		(5,296,751)
Total		$—		Total		$(1,189,641)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$9,110,000	$52,747	$—	4/16/20	$—	1.02% minus	$(52,747)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
Citibank, N.A.
24,000,000	537,240	—	5/14/20	—	1.27% minus	(537,240)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
1,825,000	110,548	—	5/21/20	—	1.86% minus	(110,548)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
3,650,000	225,884	—	6/4/20	—	1.86% minus	(225,884)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

32 California Tax Exempt Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$2,760,000	$293,330	$—	6/2/20	$—	2.7% minus	$(293,330)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
5,520,000	596,662	—	6/4/20	—	2.71% minus	(596,662)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
9,110,000	56,464	—	4/21/20	—	1.02% minus	(56,464)
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
2,283,000	142,856	—	5/21/20	—	1.85% minus	(142,856)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,283,000	138,290	—	5/21/20	—	1.86% minus	(138,290)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
3,500,000	357,322	—	6/4/20	—	2.68% minus	(357,322)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(2,511,343)
Total		$—		Total		$(2,511,343)

California Tax Exempt Income Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,144,547,678	$—
Short-term investments	806,197	8,202,347	—
Totals by level	$806,197	$1,152,750,025	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(1,189,641)	$—
Total return swap contracts	—	(2,511,343)	—
Totals by level	$—	$(3,700,984)	$—

The accompanying notes are an integral part of these financial statements.

34 California Tax Exempt Income Fund

Statement of assets and liabilities 3/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,117,190,238)	$1,152,750,025
Affiliated issuers (identified cost $806,197) (Notes 1 and 5)	806,197
Interest and other receivables	12,019,136
Receivable for shares of the fund sold	736,715
Receivable for investments sold	14,095,050
Receivable for sales of delayed delivery securities (Note 1)	9,270,318
Receivable for custodian fees (Note 2)	13,301
Unrealized appreciation on OTC swap contracts (Note 1)	4,107,110
Prepaid assets	10,151
Total assets	1,193,808,003

LIABILITIES
Payable to custodian	500,826
Payable for purchases of delayed delivery securities (Note 1)	29,765,679
Payable for shares of the fund repurchased	1,429,280
Payable for compensation of Manager (Note 2)	424,244
Payable for investor servicing fees (Note 2)	95,643
Payable for Trustee compensation and expenses (Note 2)	371,122
Payable for administrative services (Note 2)	1,915
Payable for distribution fees (Note 2)	563,642
Payable for floating rate notes issued (Note 1)	13,500,000
Distributions payable to shareholders	495,722
Unrealized depreciation on OTC swap contracts (Note 1)	7,808,094
Other accrued expenses	115,571
Total liabilities	55,071,738

Net assets	$1,138,736,265

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,102,451,704
Total distributable earnings (Note 1)	36,284,561
Total — Representing net assets applicable to capital shares outstanding	$1,138,736,265

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($964,737,792 divided by 121,050,413 shares)	$7.97
Offering price per class A share (100/96.00 of $7.97)*	$8.30
Net asset value and offering price per class B share ($1,380,310 divided by 173,390 shares)**	$7.96
Net asset value and offering price per class C share ($30,076,397 divided by 3,748,854 shares)**	$8.02
Net asset value, offering price and redemption price per class R6 share
($2,421,179 divided by 302,670 shares)	$8.00
Net asset value, offering price and redemption price per class Y share
($140,120,587 divided by 17,527,669 shares)	$7.99

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 35

Statement of operations Six months ended 3/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $50,214 from investments in affiliated issuers) (Note 5)	$18,455,573
Total investment income	18,455,573

EXPENSES
Compensation of Manager (Note 2)	2,477,030
Investor servicing fees (Note 2)	287,458
Custodian fees (Note 2)	9,654
Trustee compensation and expenses (Note 2)	15,185
Distribution fees (Note 2)	1,242,105
Administrative services (Note 2)	18,091
Interest and fees expense (Note 2)	82,971
Other	145,889
Total expenses	4,278,383
Expense reduction (Note 2)	(1,721)
Net expenses	4,276,662

Net investment income	14,178,911

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	6,093,656
Futures contracts (Note 1)	(581,686)
Swap contracts (Note 1)	1,465,615
Total net realized gain	6,977,585
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(38,057,800)
Futures contracts	56,534
Swap contracts	(2,641,962)
Total change in net unrealized depreciation	(40,643,228)

Net loss on investments	(33,665,643)

Net decrease in net assets resulting from operations	$(19,486,732)

The accompanying notes are an integral part of these financial statements.

36 California Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income	$14,178,911	$31,533,170
Net realized gain on investments	6,977,585	16,375,580
Change in net unrealized appreciation (depreciation)
of investments	(40,643,228)	48,139,378
Net increase (decrease) in net assets resulting
from operations	(19,486,732)	96,048,128
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(290,618)	(976,479)
Class B	(505)	(2,143)
Class C	(8,836)	(31,909)
Class M	—	(1,962)
Class R6	(652)	(1,788)
Class Y	(31,233)	(83,479)
From tax-exempt net investment income
Class A	(12,295,530)	(27,779,258)
Class B	(15,165)	(44,715)
Class C	(251,439)	(636,667)
Class M	(5,950)	(51,044)
Class R6	(32,693)	(54,210)
Class Y	(1,534,532)	(2,689,822)
Net realized short-term gain on investments
Class A	(6,805,315)	—
Class B	(11,822)	—
Class C	(206,902)	—
Class M	—	—
Class R6	(15,269)	—
Class Y	(731,364)	—
From net realized long-term gain on investments
Class A	(9,336,209)	(9,551,970)
Class B	(16,218)	(20,959)
Class C	(283,845)	(312,132)
Class M	—	(19,190)
Class R6	(20,947)	(17,488)
Class Y	(1,003,348)	(816,591)
Increase (decrease) from capital share transactions (Note 4)	28,812,812	(44,499,448)
Total increase (decrease) in net assets	(23,572,312)	8,456,874

NET ASSETS
Beginning of period	1,162,308,577	1,153,851,703
End of period	$1,138,736,265	$1,162,308,577

* Unaudited.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
March 31, 2020 **	$8.33	.10	(.23)	(.13)	(.10)	(.13)	(.23)	$7.97	(1.54)*	$964,738	.37*d	1.23*	22*
September 30, 2019	7.95	.23	.46	.69	(.23)	(.08)	(.31)	8.33	8.85	1,016,247.72		2.78	41
September 30, 2018	8.14	.24	(.19)	.05	(.24)	—	(.24)	7.95	.66	1,023,401.73		2.95	40
September 30, 2017	8.39	.27	(.25)	.02	(.27)	—	(.27)	8.14	.26	1,146,710.74		3.23	31
September 30, 2016	8.19	.29	.20	.49	(.29)	—	(.29)	8.39	6.08	1,253,683	.75[c]	3.43[c]	16
September 30, 2015	8.23	.31	(.04)	.27	(.31)	—	(.31)	8.19	3.29	1,226,347.74		3.73	14
Class B
March 31, 2020 **	$8.32	.07	(.22)	(.15)	(.08)	(.13)	(.21)	$7.96	(1.86)*	$1,380	.69*d	.91*	22*
September 30, 2019	7.94	.17	.47	.64	(.18)	(.08)	(.26)	8.32	8.17	1,888	1.36	2.15	41
September 30, 2018	8.13	.19	(.19)	—	(.19)	—	(.19)	7.94	.02	2,526	1.37	2.32	40
September 30, 2017	8.38	.21	(.25)	(.04)	(.21)	—	(.21)	8.13	(.37)	3,733	1.37	2.61	31
September 30, 2016	8.18	.23	.21	.44	(.24)	—	(.24)	8.38	5.41	5,059	1.38[c]	2.81[c]	16
September 30, 2015	8.22	.25	(.04)	.21	(.25)	—	(.25)	8.18	2.64	5,360	1.37	3.10	14
Class C
March 31, 2020 **	$8.38	.07	(.23)	(.16)	(.07)	(.13)	(.20)	$8.02	(1.92)*	$30,076	.76*d	.84*	22*
September 30, 2019	8.00	.16	.47	.63	(.17)	(.08)	(.25)	8.38	7.95	30,969	1.51	1.99	41
September 30, 2018	8.19	.18	(.19)	(.01)	(.18)	—	(.18)	8.00	(.13)	35,019	1.52	2.17	40
September 30, 2017	8.44	.20	(.25)	(.05)	(.20)	—	(.20)	8.19	(.52)	49,093	1.52	2.45	31
September 30, 2016	8.23	.22	.21	.43	(.22)	—	(.22)	8.44	5.33	60,951	1.53[c]	2.64[c]	16
September 30, 2015	8.27	.24	(.04)	.20	(.24)	—	(.24)	8.23	2.46	46,944	1.52	2.95	14
Class R6
March 31, 2020 **	$8.36	.11	(.23)	(.12)	(.11)	(.13)	(.24)	$8.00	(1.41)*	$2,421	.26*d	1.34*	22*
September 30, 2019	7.97	.24	.48	.72	(.25)	(.08)	(.33)	8.36	9.15	2,142.51		2.99	41
September 30, 2018 †	8.01	.09	(.04)	.05	(.09)	—	(.09)	7.97	.61*	10	.19*	1.15*	40
Class Y
March 31, 2020 **	$8.35	.11	(.23)	(.12)	(.11)	(.13)	(.24)	$7.99	(1.43)*	$140,121	.26*d	1.33*	22*
September 30, 2019	7.97	.24	.47	.71	(.25)	(.08)	(.33)	8.35	9.06	109,280.51		2.98	41
September 30, 2018	8.16	.26	(.19)	.07	(.26)	—	(.26)	7.97	.87	90,267.52		3.16	40
September 30, 2017	8.41	.28	(.25)	.03	(.28)	—	(.28)	8.16	.48	83,845.52		3.44	31
September 30, 2016	8.21	.30	.21	.51	(.31)	—	(.31)	8.41	6.29	78,603	.53[c]	3.63[c]	16
September 30, 2015	8.25	.32	(.04)	.28	(.32)	—	(.32)	8.21	3.50	58,017.52		3.95	14

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

d Includes interest and fees expense associated with borrowings which amounted to 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

38 California Tax Exempt Income Fund	California Tax Exempt Income Fund 39

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

40 California Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed deliver basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

California Tax Exempt Income Fund 41

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

42 California Tax Exempt Income Fund

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,700,984 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,918,573 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $20,446,110 were held by the TOB trust and served as collateral for $13,500,000 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $62,775 for these investments based on an average interest rate of 1.61%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

California Tax Exempt Income Fund 43

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,118,028,612, resulting in gross unrealized appreciation and depreciation of $63,917,545 and $32,090,919, respectively, or net unrealized appreciation of $31,826,626.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.214% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

44 California Tax Exempt Income Fund

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$249,961	Class R6	611
Class B	418	Class Y	28,698
Class C	7,635	Total	$287,458
Class M	135

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,721 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $779, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,079,358
Class B	1.00%	0.85%	7,182
Class C	1.00%	1.00%	154,202
Class M**	1.00%	0.50%	1,363
Total			$1,242,105

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares. Effective July 1, 2020, the Trustees have approved payment by the fund at a rate of 0.25% of all assets attributable to class A shares.

** Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

California Tax Exempt Income Fund 45

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,129 and $0 from the sale of class A and class M shares, respectively, and received $39 and $0 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$245,646,383	$252,918,424
U.S. government securities (Long-term)	—	—
Total	$245,646,383	$252,918,424

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	5,256,662	$43,553,536	7,211,008	$58,269,203
Shares issued in connection with
reinvestment of distributions	2,890,115	23,728,160	3,880,144	31,157,964
	8,146,777	67,281,696	11,091,152	89,427,167
Shares repurchased	(9,150,905)	(74,878,843)	(17,804,607)	(143,551,894)
Net decrease	(1,004,128)	$(7,597,147)	(6,713,455)	$(54,124,727)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	13,072	$109,327	527	$4,275
Shares issued in connection with
reinvestment of distributions	5,314	43,555	8,244	65,938
	18,386	152,882	8,771	70,213
Shares repurchased	(72,054)	(597,569)	(99,921)	(799,073)
Net decrease	(53,668)	$(444,687)	(91,150)	$(728,860)

46 California Tax Exempt Income Fund

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	484,281	$4,044,003	526,092	$4,289,883
Shares issued in connection with
reinvestment of distributions	76,002	627,902	99,894	805,280
	560,283	4,671,905	625,986	5,095,163
Shares repurchased	(507,530)	(4,188,725)	(1,308,928)	(10,630,679)
Net increase (decrease)	52,753	$483,180	(682,942)	$(5,535,516)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class M *	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,711	$21,758
Shares issued in connection with
reinvestment of distributions	327	2,709	7,712	61,669
	327	2,709	10,423	83,427
Shares repurchased	(215,012)	(1,780,342)	(127,310)	(1,015,915)
Net decrease	(214,685)	$(1,777,633)	(116,887)	$(932,488)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	183,208	$1,529,027	356,173	$2,839,855
Shares issued in connection with
reinvestment of distributions	6,890	56,778	8,595	69,342
	190,098	1,585,805	364,768	2,909,197
Shares repurchased	(143,804)	(1,193,797)	(109,656)	(879,382)
Net increase	46,294	$392,008	255,112	$2,029,815

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,124,170	$59,669,503	5,648,363	$45,864,026
Shares issued in connection with
reinvestment of distributions	301,049	2,480,415	320,835	2,588,652
	7,425,219	62,149,918	5,969,198	48,452,678
Shares repurchased	(2,982,670)	(24,392,827)	(4,208,066)	(33,660,350)
Net increase	4,442,549	$37,757,091	1,761,132	$14,792,328

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

California Tax Exempt Income Fund 47

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 3/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$152,259,892	$151,453,695	$50,214	$806,197
Total Short-term
investments	$—	$152,259,892	$151,453,695	$50,214	$806,197

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements.. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

48 California Tax Exempt Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
OTC interest rate swap contracts (notional)	$168,900,000
OTC total return swap contracts (notional)	$61,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$4,107,110	Payables	$7,808,094
Total		$4,107,110		$7,808,094

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(581,686)	$1,465,615	$883,929
Total	$(581,686)	$1,465,615	$883,929

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$56,534	$(2,641,962)	$(2,585,428)
Total	$56,534	$(2,641,962)	$(2,585,428)

California Tax Exempt Income Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Morgan Stanley &
	Bank of America		Co. International
	N.A.	Citibank, N.A.	PLC	Total
Assets:
OTC Interest rate swap contracts*#	$—	$4,107,110	$—	$4,107,110
OTC Total return swap contracts*#	—	—	—	—
Total Assets	$—	$4,107,110	$—	$4,107,110
Liabilities:
OTC Interest rate swap contracts*#	—	5,296,751	—	5,296,751
OTC Total return swap contracts*#	52,747	1,763,664	694,932	2,511,343
Total Liabilities	$52,747	$7,060,415	$694,932	$7,808,094
Total Financial and Derivative	$(52,747)	$(2,953,305)	$(694,932)	$(3,700,984)
Net Assets
Total collateral received	$(52,747)	$(2,953,305)	$(661,970)
(pledged)†##
Net amount	$—	$—	$(32,962)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(181,979)	$(3,074,624)	$(661,970)	$(3,918,573)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

50 California Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

California Tax Exempt Income Fund 51

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA045 320765 5/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020